CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this S-8 Registration Statement of our report dated February 1, 2001 included in the Company's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.


                                                      ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
     April 3, 2001